[LOGO] EQUITABLE                                                                EQUITABLE ACCUMULATOR(SM) EXPRESS
Member of the Global AXA Group                                                    Combination Variable and Fixed Deferred Annuity
                                                                                  Enrollment Form under Group Annuity Contract
                                                                                  No. AC6725 (Non-Qualified), AC6727 (Qualified)
                                                                                  and Application for Individual Contract
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 Avenue of the Americas, New York, New York 10104                             FOR ASSISTANCE CALL (800) 789-7771
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-------------------------------------   |_| Non-Qualified (NQ)         |_| Rollover IRA        |_| Flexible Premium IRA
1.  TYPE OF CONTRACT                |   |_| Flexible Premium Roth IRA  |_| Roth Conversion IRA
    Subject to State Availability   |
-------------------------------------

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2.  OWNER For IRA certificates/contracts, owner and annuitant must be the same person.  Please Print |
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   |_| Individual          |_| Trustee (for an individual)        |_| Custodian*

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Name (First, Middle, Last)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Address (Street, City, State, Zip Code)

____________/____________/____________      __________--____________--______________  |_| Male      |_| Female
Date of Birth (Month/Day/Year)              Social Security No./TIN

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|           |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Home Phone Number                                                 Office Phone Number

* As Custodian under the ________ (state) Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA). Please
  note if issued under UGMA or UTMA, the beneficiary named in section 5 must be the Estate of the annuitant.

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3.  JOINT OWNER   Optional for NQ certificates/contracts. Please Print     |
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|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Name (First, Middle, Last)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Address (Street, City, State, Zip Code)

____________/____________/____________      __________--____________--______________  |_| Male      |_| Female
Date of Birth (Month/Day/Year)              Social Security No.

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|           |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Home Phone Number                                                 Office Phone Number

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4.  ANNUITANT  If other than owner.  Please Print       |
--------------------------------------------------------

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Name (First, Middle, Last)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Address (Street, City, State, Zip Code)

|__|__|__|__|__|__|__|__|__|__|__|      |__|__|__|__|__|__|__|__|__|__|__|__|__|    |_| Male      |_| Female
Home Phone Number                       Office Phone Number

____________/____________/____________      __________--____________--______________ _____________________  |_| Male      |_| Female
Date of Birth (Month/Day/Year)              Social Security No.                      Relationship to Owner

--------------------------------------------------------------------------------
5.  BENEFICIARY(IES) If more than one - indicate %. Total must equal 100%.      |
    If additional space is needed use Section 12.  Please Print                 |
--------------------------------------------------------------------------------

PRIMARY

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__
Name (First, Middle, Last)                                         Relationship to Annuitant                                     %

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__
Name (First, Middle, Last)                                         Relationship to Annuitant                                     %

CONTINGENT

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__
Name (First, Middle, Last)                                         Relationship to Annuitant                                     %

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__
Name (First, Middle, Last)                                         Relationship to Annuitant                                     %

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REGULAR MAIL:  EQUITABLE ACCUMULATOR EXPRESS,                     EXPRESS MAIL:  EQUITABLE ACCUMULATOR EXPRESS,
P.O. Box 13014,                                                   c/o First Chicago National Processing Center,
Newark, N.J. 07188-0014                                           300 Harmon Meadow Boulevard, 3rd Floor, Attn:. Box 13014,
                                                                  Secaucus, N.J. 07094
No. 126737 (5/99)
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-----------------------------------------
6.  INITIAL CONTRIBUTION INFORMATION     |         TOTAL INITIAL CONTRIBUTION: $_______________________
-----------------------------------------

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7.  METHOD OF PAYMENT  Please refer to enrollment form/application       |
    instructions before completing                                       |
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NQ:  |_| Check payable to Equitable Life    |_| Wire       |_| 1035 Exchange

ROLLOVER IRA AND FLEXIBLE PREMIUM IRA:
|_| Direct rollover from qualified plan or TSA    |_| Direct transfer from other traditional IRA
|_| Rollover from traditional IRA
FLEXIBLE PREMIUM IRA ONLY:  |_| Check payable to Equitable Life     |_| Wire

ROTH CONVERSION IRA AND FLEXIBLE PREMIUM ROTH IRA:
|_| Conversion rollover from traditional IRA   |_| Direct transfer from other Roth IRA
|_| Rollover from Roth IRA
FLEXIBLE PREMIUM ROTH IRA ONLY:  |_| Check payable to Equitable Life     |_| Wire

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8.  SYSTEMATIC WITHDRAWALS (Optional) For IRA certificates/contracts, available only if you are age     |
    59 1/2 to 70 1/2.  Other withdrawal options are available for IRA certificates/contracts.           |
--------------------------------------------------------------------------------------------------------
FREQUENCY:      |_| Monthly       |_| Quarterly       |_| Annually     Start Date: ________________ (Month, Day)
AMOUNT OF WITHDRAWAL:  $_______________ or _______________%
WITHHOLDING ELECTION INFORMATION  (Please refer to enrollment form/application instructions before completing)
A.   |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)
B.   |_| I want to have Federal income tax withheld from each payment.

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9.   SUCCESSOR OWNER  Optional for NQ certificates/contracts.  Available      |
     only if the owner and annuitant are different persons.  Please Print     |
------------------------------------------------------------------------------

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__      ____________/____________/____________  |_| Male  |_| Female
Name (First, Middle, Last)                                           Date of Birth (Month/Day/Year)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|               _______--________--_______
Address (Street, City, State, Zip Code)                                                       Social Security No./TIN

-------------------------------------------------
10. SUITABILITY A, B, and C must be completed    |
-------------------------------------------------

A.  Did you receive the EQUITABLE ACCUMULATOR SELECT prospectus?                |_| Yes|_| No

--------------------------------------------------------------------       ------------------------------------------
Date of Prospectus                                                         Date(s) of any Supplement(s) to Prospectus

B.  Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/contract applied
    for will be issued?  |_| Yes    |_| No  If Yes, complete the following:

---------------------------    --------------------------          --------------------------        ---------------------------
Year Issued                    Type of Plan                        Company                           Certificate/Contract Number

C.  National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)

--------------------------------------------------                             ------------------------------------------------
Employers Name & Address                                                       Owner's Occupation

--------------------------------------------------                              -----------------------------------------------
Estimated Annual Family Income                                                  Estimated Net Worth

Investment Objective:     |_| Income   |_| Income & Growth   |_| Growth   |_| Aggressive Growth   |_| Safety of Principal
Is owner or annuitant associated with or employed by a member of the NASD?            |_| Yes  |_| No

-------------------------------------------
11.  SPECIAL INSTRUCTIONS
-------------------------------------------



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No. 126737 (5/99)                                     ACCUMULATOR EXPRESS page 2
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12. ALLOCATION AMONG INVESTMENT OPTIONS  Choose A or B.  Allocation amounts    |
    must be in whole percentages.  Please refer to enrollment form/application |
    instructions before completing.                                            |
-------------------------------------------------------------------------------


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


                                                   (1) FIXED MATURITY OPTIONS
=========================================           ----------------------
| A. |_| SELF-DIRECTED ALLOCATION       |     (105) February 15, 2000........ ____________%
| Allocate initial contribution between |     (106) February 15, 2001........ ____________%
| "(1) Fixed Maturity                   |     (107) February 15, 2002........ ____________%
| Options" and "(2) Variable            |     (108) February 15, 2003........ ____________%
| Investment Options." The              |     (109) February 15, 2004........ ____________%
| total of (1) and (2) must equal 100%. |     (110) February 15, 2005........ ____________%
=========================================     (111) February 15, 2006........ ____________%
                                              (112) February 15, 2007........ ____________%
=========================================     (113) February 15, 2008........ ____________%
| B. |_| PRINCIPAL ASSURANCE            |     (114) February 15, 2009........ ____________%
| Under Principal Assurance, an         |
| amount is allocated to a fixed        |                                                       SUBTOTAL......... ____________%(1)
| maturity option so that its maturity  |     (2) VARIABLE INVESTMENT OPTIONS
| value will equal the initial          |         ---------------------------
| contribution in the year selected.    |     (087) Alliance Money Market......................   _____________ %
|                                       |     (082) Alliance High Yield........................   _____________ %
|                                       |     (084) Alliance Common Stock......................   _____________ %
| SELECT MATURITY YEAR:                 |     (086) Alliance Aggressive Stock..................   _____________ %
| |_| 2006 |_| 2007 |_| 2008 |_| 2009   |     (083) Alliance Small Cap Growth..................   _____________ %
|                                       |     (274) BT Equity 500 Index........................   _____________ %
|                                       |     (275) BT Small Company Index.....................   _____________ %
| Allocate the remaining amount of      |     (276) BT International Equity Index..............   _____________ %
| the initial contribution only to      |
| "(2) Variable Investment              |     (633) EQ/Alliance Premier Growth.................   _____________ %
| Options." The total percentage        |     (635) Capital Guardian Research..................   _____________ %
  must equal 100%.                      |     (636) Capital Guardian U.S. Equity...............   _____________ %
=========================================     (642) Capital Guardian International.............   _____________ %
                                              (297) EQ/Evergreen...............................   _____________ %
                                              (298) EQ/Evergreen Foundation....................   _____________ %
                                              (273) JPM Core Bond..............................   _____________ %
                                              (271) Lazard Large Cap Value.....................   _____________ %
                                              (272) Lazard Small Cap Value.....................   _____________ %
                                              (266) MFS Research...............................   _____________ %
                                              (279) MFS Growth with Income.....................   _____________ %
                                              (267) MFS Emerging Growth Companies..............   _____________ %
                                              (268) Merrill Lynch World Strategy...............   _____________ %
                                              (269) Merrill Lynch Basic Value Equity...........   _____________ %
                                              (261) EQ/Putnam Growth & Income Value............   _____________ %
                                              (262) EQ/Putnam Investors Growth.................   _____________ %
                                              (265) EQ/Putnam International Equity.............   _____________ %
                                              (622) Morgan Stanley Emerging Markets Equity.....   _____________ %
                                                                                               SUBTOTAL...........   ________ %(2)
                                                                                                     TOTAL..............100%.





   -----------------------------------------------------------------------------------------------------------------------------
   | |_| REBALANCING  Your account value in the variable investment options will be periodically re-adjusted according to the  |
   | allocation percentages you indicate above. SELECT REBALANCING FREQUENCY: |_| Quarterly |_| Semi-Annually |_| Annually     |
   | *This program may not be elected if you choose special dollar cost averaging.                                             |
   -----------------------------------------------------------------------------------------------------------------------------



No. 12637 (5/99)                                                                                          ACCUMULATOR EXPRESS page 3
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

-------------------
13. AGREEMENT     |
-------------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any certificate/contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the account value attributable to allocations to the variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the fixed maturity options may increase or decrease in accordance with a market value adjustment until the maturity date. Equitable
Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.


X
--------------------------------   ------------   -----------------------------
Proposed Annuitant's Signature     Date           Signed at: City, State

X
--------------------------------   ------------   -----------------------------
Proposed Owner's Signature         Date           Signed at: City, State
(If other than Annuitant)

X
--------------------------------   ------------   -----------------------------
Proposed Joint Owner's Signature   Date           Signed at: City, State
(If other than Annuitant)


     (OREGON AND VIRGINIA RESIDENTS READ AND SIGN ABOVE, ALL OTHER RESIDENTS
                     READ ABOVE AND BELOW AND SIGN BELOW.)

ARKANSAS/KENTUCKY/NEW MEXICO: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO
DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR
INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR
CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL
THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH
PERSON TO CRIMINAL AND CIVIL PENALTIES.

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING
FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR
ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES,
DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN
INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS
OR INFORMATION TO A CONTRACT OWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR
ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT
OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO
DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE
AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE,
INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES
INCORPORATED (EQ). AXA, AN INSURANCE HOLDING COMPANY, IS EQ'S LARGEST
SHAREHOLDER. NEITHER EQ NOR AXA HAS ANY RESPONSIBILITY FOR THE INSURANCE
OBLIGATIONS OF EQUITABLE LIFE.

MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING
INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY.
PENALTIES MAY INCLUDE IMPRISONMENT, FINES OR A DENIAL OF INSURANCE BENEFITS.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY
FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

OHIO: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING
A FRAUD AGAINST AN INSURER, SUBMITS AN ENROLLMENT FORM OR FILES A CLAIM
CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY
INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM
CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY
OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.


X
--------------------------------   ------------   -----------------------------
Proposed Annuitant's Signature     Date           Signed at: City, State

X
--------------------------------   ------------   -----------------------------
Proposed Owner's Signature         Date           Signed at: City, State
(If other than Annuitant)

X
--------------------------------   ------------   -----------------------------
Proposed Joint Owner's Signature   Date           Signed at: City, State
(If other than Annuitant)

Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/contract applied for will be issued on the life of the
annuitant?           |_| Yes   |_| No

Florida License ID No(s). ________________________________________


1)   ---------------------------------------------------------------------------
     Agent Signature                         Print Name & No. of Agent

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     Agent Soc. Sec. No.       Phone No./Fax No.     Agency Code          %

2)   ---------------------------------------------------------------------------
     Agent Signature                         Print Name & No. of Agent

     ---------------------------------------------------------------------------
     Agent Soc. Sec. No.       Phone No./Fax No.     Agency Code          %



No. 126737 (5/99)                                     ACCUMULATOR EXPRESS page 4